This presentation (and oral statements made regarding the subject of this presentation) contains certain “forward- looking statements” that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include information about our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Forward-looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from the Company’s historical results or those described in our forward-looking statements. PCB Bancorp disclaims any obligation to update any forward-looking statement. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. 2

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4(1) As of January 24, 2023.

$0.08 $0.11 $0.12 $0.12 $0.25 $0.40 $0.44 $0.60 $0.15 $8.26 $9.48 $10.60 $13.16 $14.44 $15.19 $17.24 $22.94 $18.21 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 Cash Dividend & Book Value/Tangible Common Equity Per Share (1), (2) Cash Dividend Per Share Book Value Per Share TCE Per Share As of January 24, 2023 Common Stock Ticker PCB Market Cap $260.8 million Price Per Share $17.90 52 Week Range $17.65 - $25.43 Dividend Yield (Dividend Payout Ratio) 3.35% (25.43% 1Q21-4Q22) Number of Shares 14,571,556 Shares Preferred Stock Senior Non-Cumulative Perpetual, Series C 69,141 Shares ($69.1 million) Stock Repurchase Plan Announced on July 28, 2022 5% of Outstanding (747,938 shares) Purchased & Retired 416,275 shares (1) Book value / Tangible Common Equity (“TCE”) per share at period end. (2) TCE per share is not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). See “Non- GAAP measure” for a reconciliation of this measure to its most comparable GAAP measure.

$1.34 $1.45 $1.58 $1.73 $2.05 0.000 0.500 1.000 1.500 2.000 2.500 2018 2019 2020 2021 2022 Held-For-Investment Loans ($bn) $1.44 $1.48 $1.59 $1.87 $2.05 0.000 0.500 1.000 1.500 2.000 2.500 2018 2019 2020 2021 2022 Deposits ($bn) $24.3 $24.1 $16.2 $40.1 $35.0 0.000 5.000 10.000 15.000 20.000 25.000 30.000 35.000 40.000 45.000 2018 2019 2020 2021 2022 Net Income ($mm) $1.65 $1.49 $1.04 $2.62 $2.31 0.000 0.500 1.000 1.500 2.000 2.500 3.000 2018 2019 2020 2021 2022 Diluted Earnings Per Share CAGR +11.2% CAGR +9.1% 6

1.53% 1.40% 0.84% 1.96% 1.54% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2018 2019 2020 2021 2022 Return on Average Assets 14.26% 10.88% 7.08% 16.52% 11.41% 0 0.02 0.04 0.06 0.08 0.1 0.12 0.14 0.16 0.18 2018 2019 2020 2021 2022 Return on Average Equity/TCE (1) 52.8% 52.3% 53.5% 45.2% 49.1% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 2018 2019 2020 2021 2022 Efficiency Ratio 4.23% 4.11% 3.53% 3.83% 4.08% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2018 2019 2020 2021 2022 Net Interest Margin (1) Return on average TCE (“ROATCE”) is not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. 13.23%(1) 7

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PCB BANCORP

4Q22 Highlights

($ in thousands except per share data)	As of or For the Quarter Ended 12/31/22	09/30/22	12/31/21
Income Statement Summary:			
Interest Income	$ 31,576	$ 26,835	$ 20,995
Interest Expense	7,311	2,812	900
Net Interest Income	24,265	24,023	20,095
Noninterest Income	2,389	3,176	4,838
Noninterest Expense	13,115	13,695	11,168
Provision (reversal) for Loan Losses	1,149	3,753	(1,462)
Pretax Income	12,390	9,751	15,227
Income Tax Expense	3,688	2,798	4,551
Net Income	8,702	6,953	10,676
Diluted Earnings Per Share ("EPS")	$ 0.58	$ 0.46	$ 0.70
Selected Balance Sheet Items:			
Loans held-for-investment ("HFI")	$ 2,046,063	$ 1,959,237	$ 1,732,205
Loans held-for-sale ("HFS")	22,811	18,982	37,026
Total Deposits	2,045,983	1,978,098	1,867,134
Total Assets	2,420,036	2,327,051	2,149,735
Shareholders' Equity	335,442	332,719	256,286
Key Metrics:			
Book Value Per Share	$ 22.94	$ 22.40	$ 17.24
TCE Per Share (1)	$ 18.21	$ 17.75	$ 17.24
Return on Average Assets ("ROAA") (2)	1.44%	1.19%	2.01%
Return on Average Equity ("ROAE") (2)	10.31%	8.16%	16.84%
ROATCE (1), (2)	12.99%	10.25%	16.84%
Net Interest Margin (2)	4.15%	4.25%	3.87%
Efficiency Ratio	49.20%	50.35%	44.79%

- Recorded a provision for loan losses of $1.1 million in 4Q22 primarily due to increases in gross loan balance and qualitative adjustment factors related to current economic condition
- Allowance for loan losses to HFI loans ratio was 1.22% at 12/31/22 compared with 1.21% at 09/30/22.
- Declared cash dividend of $0.15 per share in 4Q22
- Opened 1 new branch in Carrollton, Texas

(1) Not presented in accordance with GAAP. See "Non-GAAP Measures" for reconciliation of these measures to their most comparable GAAP measures.
(2) Annualized.

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Commercial Property - Owner Occupied 27% Commercial Property - Non-Owner Occupied 43% Commercial and Industrial 12% SBA PPP 0% Residential Property 17% Other Consumer 1% HFI Loan Composition $1,062 $1,136 $1,189 $1,244 $1,289 $1,348 $1,422 $1,440 $193 $184 $194 $192 $194 $203 $215 $248 $191 $197 $202 $209 $215 $258 $298 $334 $21 $22 $21 $22 $22 $22 $23 $23 $219 $181 $102 $65 $23 $2 $1 $1 $1,686 $1,720 $1,708 $1,732 $1,743 $1,833 $1,959 $2,046 0 500 1,000 1,500 2,000 2,500 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 HFI Loan Trend Commercial Property Commercial and Industrial Residential Property Other Consumer SBA PPP ($ in millions) December 31, 2022 YoY +18.1% $636 $679 $706 $733 $756 $819 $898 $925 251% 269% 270% 270% 270% 230% 249% 254% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% 300.0 400.0 500.0 600.0 700.0 800.0 900.0 1,000.0 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Commercial Real Estate(1) Loan Trend CRE Loans % to the Bank's Total Risk-Based Capital ($ in millions) (1) Per regulatory definitions in the Commercial Real Estate (“CRE”) Concentration Guidance 10

Fixed (WA Rate: 4.52%) 23% Variable (WA Rate: 7.86%) 38% Hybrid (WA Rate: 4.40%) 39% Interest Rate Mix(2) $49 $17 $25 $19 $25 $23 $29 $15 $23 $85 $93 $69 $67 $126 $68 $64 $51 $105 $105 $97 $62 $129 $169 $110 4.02% 3.90% 3.95% 4.01% 4.26% 5.23% 5.92% 7.17% -3.00% -1.00% 1.00% 3.00% 5.00% 7.00% 0.0 50.0 100.0 150.0 200.0 250.0 300.0 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 New Production(1),(2) by Rate Type Fixed Hybrid Variable WA Rate (1) Total commitment basis (2) Excluding SBA PPP loans. December 31, 2022($ in millions) 27% 26% 25% 26% 26% 24% 24% 23% 22% 25% 28% 30% 32% 37% 38% 39% 51% 49% 47% 44% 42% 39% 38% 38% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Interest Rate Mix Trend(2) Fixed Hybrid Variable 11

PCB BANCORP

Loan Yield Analysis

Loan Repricing Schedule as of December 31, 2022

($ in thousands)	HFI Loans Carrying Value	HFI Loans Rate (1)	HFS Loans Carrying Value	HFS Loans Rate (1)	Total Loans (2) Carrying Value	Total Loans (2) Rate (1)
Less Than 3 Months	$ 671,741	8.35%	$ 18,811	8.78%	$ 690,552	8.35%
3 to 12 Months	84,231	4.32%	0		84,231	4.32%
1 to 3 Years	342,986	4.74%	0		342,986	4.74%
3 to 5 Years	835,122	4.41%	0		835,122	4.41%
More than 5 Years	111,983	4.39%	4,000	0.00%	115,983	4.39%
Total	$ 2,046,063	5.73%	$ 22,811	7.24%	$ 2,068,874	5.73%

Breakout of Interest and Fee Income on Loans

($ in thousands)	Total Loans (2), Excl. SBA PPP Amount	Total Loans (2), Excl. SBA PPP Yield	SBA PPP Loans Amount	SBA PPP Loans Yield	Total Loans (2) Amount	Total Loans (2) Yield
4Q22						
Average Carrying Value	$ 2,002,910		$ 1,310		$ 2,004,220	
Interest on Loans	$ 27,747	5.50%	$ 3	0.91%	$ 27,750	5.49%
Fee (Cost)	136	0.03%	9	2.73%	145	0.03%
Prepayment Penalty & Late Charges	22	0.00%	0		22	0.00%
Discount (Premium)	869	0.17%	0		869	0.17%
Total Interest & Fees	$ 28,774	5.70%	$ 16	3.63%	$ 28,786	5.70%
2022						
Average Carrying Value	$ 1,858,825		$ 13,732		$ 1,872,557	
Interest on Loans	$ 89,187	4.80%	$ 136	0.99%	$ 89,322	4.77%
Fee (Cost)	385	0.02%	1,458	10.62%	1,843	0.10%
Prepayment Penalty & Late Charges	338	0.02%	0		338	0.02%
Discount (Premium)	3,550	0.19%	0		3,551	0.19%
Total Interest & Fees	$ 93,460	5.03%	$ 1,594	11.61%	$ 95,054	5.08%

(1) Weighted-average contractual rate
(2) Include both HFI & HFS loans

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Real Estate Loans – Commercial By Property Type as of December 31, 2022 ($ in thousands) Carrying Value % to Total LTV(1) Retail (More than 50%) $ 305,480 21.2% 49.8% Industrial 278,319 19.3% 50.4% Mixed Use 149,223 10.4% 48.0% Apartments 104,617 7.3% 53.0% Office 100,733 7.0% 55.0% Motel & Hotel 95,437 6.6% 50.8% Gas Station 95,237 6.6% 54.6% Medical 63,995 4.4% 46.7% Car Wash 43,409 3.0% 57.5% Auto (Sales, Repair, & etc.) 37,260 2.6% 59.1% Condominium (Commercial) 29,443 2.0% 49.2% Golf Course 28,416 2.0% 50.6% Spa, Sauna, & Other Self-Care 24,903 1.7% 53.7% Construction 17,054 1.2% 51.8% Church 11,110 0.8% 36.7% Supermarket 6,826 0.5% 67.8% Others 48,876 3.4% 53.2% Total $ 1,440,338 100.0% 51.2% Real Estate Loans – Residential as of December 31, 2022 (1) Collateral value at origination ($ in thousands) Carrying Value LTV(1) FICO Residential Property $ 333,726 60.7% 760 13

Commercial and Industrial Loans – By Industry Type as of December 31, 2022 ($ in thousands) Carrying Value % to Total General Manufacturing & Wholesale Trade $ 53,584 21.5% Finance & Insurance 44,208 17.7% Food Services 37,775 15.2% Real Estate Related 29,527 11.8% Retail Trade 28,684 11.5% Entertainment & Recreation 21,637 8.7% Professional, Scientific, & Technical Services 17,637 7.1% Other Services 4,888 2.0% Transportation & Warehousing 4,398 1.8% Health Care & Social Assistance 3,323 1.3% All Other 3,589 1.4% Total $ 249,250 100.0% 14

Geographic Concentration as of December 31, 2022 Real Estate - Commercial Real Estate – Residential Commercial & Industrial ($ in thousands) Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total California $ 1,158,763 80.5% $ 332,108 99.5% $ 207,142 83.2% New York 64,713 4.5% 0 8,844 3.5% Texas 66,016 4.6% 0 4,249 1.7% New Jersey 48,017 3.3% 1,618 0.5% 8,326 3.3% Washington 36,980 2.6% 0 2,374 1.0% Nevada 13,537 0.9% 0 3,716 1.5% Georgia 9,614 0.7% 0 792 0.3% Illinois 7,121 0.5% 0 766 0.3% Colorado 6,189 0.4% 0 791 0.3% Oregon 2,564 0.2% 0 3,945 1.6% Virginia 3,454 0.2% 0 860 0.3% Maryland 1,849 0.1% 0 1,017 0.4% Pennsylvania 2,662 0.2% 0 16 0.0% Other States 18,859 1.3% 0 6,412 2.6% Total $ 1,440,338 100.0% $ 333,726 100.0% $ 249,250 100.0% 15

$3.8 $1.4 $1.1 $1.0 $1.4 $2.0 $7.4 $7.4 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Non-Performing Assets (“NPAs”) 0.19% 0.07% 0.05% 0.05% 0.06% 0.09% 0.32% 0.30% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 NPAs to Total Assets 1.51% 1.45% 1.39% 1.29% 1.22% 1.15% 1.21% 1.22% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Allowance(1) to HFI Loans 1.23%(2) 1.21%(2) 1746% 1721% 2133% 2252% 1495% 1723% 321% 742% 0.00% 500.00% 1000.00% 1500.00% 2000.00% 2500.00% Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Allowance(1) to Non-Performing HFI Loans (1) Allowance for Loan Losses (2) This adjusted allowance to HFI Loans ratio excludes SBA PPP loans and is not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measures. ($ in millions) 1.74%(2) 1.62%(2) 1.34%(2) 1.48%(2) 1.15%(2) 16 1.22%(2)

(1) 0.65% 0.52% 0.43% 0.36% 0.28% 0.21% 0.14% 0.12% 0.11% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% Shinhan America Hope Peer Group PCB USM Hanmi Open Woori America CBB NPAs / (Total Loans + OREO)(2) 1.08% 0.68% 0.51% 0.42% 0.17% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Hope Hanmi CBB PCB Open Classified Assets to Total Assets(3) (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) Source: Press release concerning financial performance December 31, 2022 Peer Data as of September 30, 2022 December 31, 2022 Peer Data as of September 30, 2022 17

$1,422 $1,459 $1,505 $1,510 $1,602 $1,717 $1,600 $1,545 81% 81% 82% 81% 84% 86% 81% 76% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Core Deposits(1) Core Deposits % to Total Deposits Noninterest DDA 36% Retail Other Interest- Bearing 25% Retail Time Deposits 32% State and Brokered Deposits 7% Deposit Composition (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. $716 $796 $833 $830 $892 $989 $810 $735 $412 $392 $410 $423 $464 $492 $553 $515 $443 $445 $425 $429 $420 $422 $476 $649$18 $0$165 $165 $165 $185 $135 $95 $139 $147 $1,754 $1,798 $1,833 $1,867 $1,911 $1,998 $1,978 $2,046 0 500 1,000 1,500 2,000 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Deposit Trend Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Internet Time Deposits State and Brokered Deposits YoY +9.6% ($ in millions) ($ in millions) December 31, 2022 18

Time Deposits as of December 31, 2022 Retail Time Deposits State and Brokered Time Deposits Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Months $ 139,048 2.36% $ 70,004 3.65% $ 209,052 2.79% 3 to 6 Months 70,749 2.51% 36,871 3.90% 107,620 2.99% 6 to 9 Months 77,332 2.40% 17,827 3.91% 95,159 2.68% 9 to 12 Months 355,617 4.11% 17,608 4.20% 373,225 4.11% More than 12 Months 6,484 1.56% 4,713 3.99% 11,197 2.58% Total $ 649,230 3.33% $ 147,023 3.82% $ 796,253 3.42% 19

$8.6 $9.8 $11.0 $10.7 $10.2 $9.1 $7.0 $8.7 $11.0 $13.0 $14.6 $13.8 $13.2 $12.8 $13.5 $13.5 -1.0 1.0 3.0 5.0 7.0 9.0 11.0 13.0 15.0 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Net Income PTPP 1.75% 1.96% 2.11% 2.01% 1.92% 1.65% 1.19% 1.44% 2.25% 2.58% 2.79% 2.59% 2.48% 2.32% 2.31% 2.24% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 ROAA Adjusted ROAA $0.55 $0.64 $0.73 $0.70 $0.67 $0.60 $0.46 $0.58 $0.71 $0.85 $0.97 $0.91 $0.87 $0.84 $0.89 $0.91 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Diluted EPS Adjusted Diluted EPS 14.66% 16.49% 17.98% 16.84% 16.01% 12.48% 8.16% 10.31% 18.85% 21.79% 23.79% 21.72% 20.65% 17.51% 15.84% 16.04% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 ROAE Adjusted ROAE ($ in millions) Net Income & PTPP(1) Income Diluted EPS & Adjusted Diluted EPS(1) ROAA & Adjusted ROAA(1) ROAE & Adjusted ROAE(1) (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP measure” for reconciliations of these measures to their most comparable GAAP measures. 20

$10.9 $34.1 $45.0 $36.8 $39.7 $38.4 $27.3 $17.4 12.0% 12.2% 10.8% 10.0% 10.6% 6.8% 7.5% 6.3% 10.9% 11.6% 9.5% 9.1% 9.5% 5.3% 5.2% 4.4% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% -5.0 5.0 15.0 25.0 35.0 45.0 55.0 65.0 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 SBA Loan Sale Trend SBA Loan Sold $ Premium % Gain % ($ in millions) ($ in millions) $17.7 $53.0 $71.4 $52.3 $29.7 $42.7 $46.1 $22.3 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 SBA 7(a) Loan Production (1) $1.5 $1.2 $1.3 $1.4 $1.5 $1.6 $1.8 $1.6 $1.3 $4.0 $4.3 $3.4 $3.8 $2.0 $1.4 $0.8 46% 77% 76% 70% 71% 56% 45% 32% 0% 10% 20% 30% 40% 50% 60% 70% 80% 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Noninterest Income Trend All Other Income Gain % to Total (1) Total commitment basis ($ in millions) Gain on Sale of Loans 21

$6.2 $7.1 $7.6 $7.1 $8.6 $8.1 $8.5 $7.9 $3.5 $4.0 $3.6 $4.1 $3.5 $4.1 $5.2 $5.2 1.95% 2.21% 2.17% 2.12% 2.23% 2.22% 2.36% 2.19% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Noninterest Expense Trend Compensation All Other Expenses % to Average Total Assets 46.8% 46.1% 43.5% 44.8% 47.8% 49.0% 50.4% 49.2% 64.1% 59.4% 59.2% 59.8% 62.1% 60.5% 59.2% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Efficiency Ratio(2) PCB Peer Average 246 248 249 247 256 271 274 272 230 235 240 245 250 255 260 265 270 275 280 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Number of FTE(3) Employees (1) (1) Annualized (2) Source: Peer $1 to $3 billion per UBPR (3) Full-time equivalent ($ in millions) 22

4.63% 4.63% 4.75% 4.59% 4.62% 4.72% 5.17% 5.70% 3.70% 3.83% 3.93% 3.87% 3.87% 4.01% 4.25% 4.15% 0.52% 0.40% 0.37% 0.35% 0.35% 0.43% 0.98% 2.28% 0.34% 0.24% 0.21% 0.19% 0.19% 0.23% 0.57% 1.42% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Yield & Cost(1) Loan Yield NIM Cost of Int-Bearing Liab Cost of Funds (1) Annualized 23

14.05% 16.30% 16.30% 17.52% 5.00% 6.50% 8.00% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Bank Regulatory Capital Ratios Actual Minimum Requirement For Well-Capitalized $15.53 $16.09 $16.68 $17.24 $17.47 $22.36 $22.40 $22.94 $17.73 $17.75 $18.21 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Book Value/TCE Per Share BV Per Share TCE Per Share December 31, 2022 11.72% 11.60% 11.76% 11.92% 11.87% 14.26% 14.30% 13.86% 11.31% 11.33% 11.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Total Equity/TCE to Total Assets Total Equity to Total Assets TCE to Total Assets (1) Not presented in accordance with U.S. GAAP. See “Non-GAAP measure” for a reconciliation of these measure to its most comparable GAAP measures. (1) (1) 24

Adjusted Allowance to HFI Loans Ratio Adjusted allowance to HFI loans ratio is a non-GAAP measure that we use to enhance comparability to prior periods and provide supplemental information regarding the Company’s credit trends. We calculate adjusted allowance to HFI loan ratio as allowance divided by loans held-for-investment excluding SBA PPP loans. The SBA launched the PPP to provide a direct incentive for small businesses to keep their workers on the payroll in response to the COVID-19 pandemic. The SBA guarantees 100% of the PPP loans made to eligible borrowers, and the loans are eligible to be forgiven if certain conditions are met, at which point the SBA will make payments to the Bank for the forgiven amounts. The SBA guarantee on PPP loans cannot be separated from the loan and therefore is not a separate unit of account. The Company considered the SBA guarantee in the allowance for loan losses evaluation and determined that it is not required to reserve an allowance on SBA PPP loans. Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. PTPP Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently ROATCE, TCE Per Share and TCE to Total Assets ROATCE, TCE per share and TCE to total assets measures that we use to measure the Company’s performance. We calculated TCE as total shareholders’ equity excluding preferred stock. Management believes the non-GAAP measures provide useful supplemental information, and a clearer understanding of the Company’s performance. 25

PCB BANCORP Non-GAAP Measures

The following table reconciles adjusted allowance to HFI loans ratio and core deposits to their most comparable GAAP measures:

($ in thousands)		03/31/21	06/30/21	09/30/21	12/31/21	03/31/22	06/30/22	09/30/22	12/31/22
HFI Loans	(a)	$ 1,685,916	$ 1,719,656	$ 1,707,878	$ 1,732,205	$ 1,742,955	$ 1,833,010	$ 1,959,237	$ 2,046,063
Less: SBA PPP Loans		(218,709)	(181,019)	(101,901)	(65,329)	(22,926)	(1,583)	(1,309)	(1,197)
HFI Loans, Excluding SBA PPP Loans	(b)	$ 1,467,207	$ 1,538,637	$ 1,605,977	$ 1,666,876	$ 1,720,029	$ 1,831,427	$ 1,957,928	$ 2,044,866
Allowance	(c)	$ 25,514	$ 24,889	$ 23,807	$ 22,381	$ 21,198	$ 21,071	$ 23,761	$ 24,942
Allowance to HFI Loans Ratio	(c)/(a)	1.51%	1.45%	1.39%	1.29%	1.22%	1.15%	1.21%	1.22%
Adjusted Allowance to HFI Loans Ratio	(c)/(b)	1.74%	1.62%	1.48%	1.34%	1.23%	1.15%	1.21%	1.22%
Total Deposits	(d)	$ 1,753,772	$ 1,797,648	$ 1,832,666	$ 1,867,134	$ 1,910,379	$ 1,997,607	$ 1,978,098	$ 2,045,983
Less: Time Deposits Greater Than $250K		(266,845)	(273,401)	(263,127)	(272,269)	(273,844)	(246,024)	(299,271)	(413,876)
Less: Brokered Deposits		(65,004)	(65,004)	(65,004)	(85,001)	(35,001)	(35,001)	(79,131)	(87,031)
Core Deposits	(e)	$ 1,421,923	$ 1,459,243	$ 1,504,535	$ 1,509,864	$ 1,601,534	$ 1,716,582	$ 1,599,696	$ 1,545,076
Core Deposits to Total Deposits	(e)/(d)	81.1%	81.2%	82.1%	80.9%	83.8%	85.9%	80.9%	75.5%

26

PCB BANCORP

Non-GAAP Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22
Net Income	(a)	$ 8,560	$ 9,844	$ 11,023	$ 10,676	$ 10,240	$ 9,092	$ 6,953	$ 8,702
Add: Provision (Reversal) for Loan Losses		(1,147)	(934)	(1,053)	(1,462)	(1,191)	(109)	3,753	1,149
Add: Income Tax Provision		3,594	4,098	4,613	4,551	4,159	3,771	2,798	3,688
PTPP Income (Non-GAAP)	(b)	$ 11,007	$ 13,008	$ 14,583	$ 13,765	$ 13,208	$ 12,754	$ 13,504	$ 13,539
Average Total Assets	(c)	$ 1,987,217	$ 2,018,789	$ 2,070,365	$ 2,111,834	$ 2,161,132	$ 2,208,059	$ 2,319,439	$ 2,395,712
ROAA (1)	(a)/(c)	1.75%	1.96%	2.11%	2.01%	1.92%	1.65%	1.19%	1.44%
Adjusted ROAA (Non-GAAP)(1)	(b)/(c)	2.25%	2.58%	2.79%	2.59%	2.48%	2.32%	2.31%	2.24%
Average Total Shareholders' Equity	(d)	$ 236,790	$ 239,448	$ 243,185	$ 251,477	$ 259,367	$ 292,135	$ 338,248	$ 334,832
ROAE (1)	(a)/(d)	14.66%	16.49%	17.98%	16.84%	16.01%	12.48%	8.16%	10.31%
Adjusted ROAE (Non-GAAP)(1)	(b)/(d)	18.85%	21.79%	23.79%	21.72%	20.65%	17.51%	15.84%	16.04%
Net Income		$ 8,560	$ 9,844	$ 11,023	$ 10,676	$ 10,240	$ 9,092	$ 6,953	$ 8,702
Less: Income Allocated to Participating Securities		(33)	(41)	(43)	(40)	(48)	(42)	(30)	(37)
Net Income Allocated to Common Stock	(e)	8,527	9,803	10,980	10,636	10,192	9,050	6,923	8,665
Add: Provision for Loan Losses		(1,147)	(934)	(1,053)	(1,462)	(1,191)	(109)	3,753	1,149
Add: Income Tax Provision		3,594	4,098	4,613	4,551	4,159	3,771	2,798	3,688
PTPP Income Allocated to Common Stock	(f)	$ 10,974	$ 12,967	$ 14,540	$ 13,725	$ 13,160	$ 12,712	$ 13,474	$ 13,502
WA common shares outstanding, diluted	(g)	15,533,608	15,309,873	15,031,558	15,093,351	15,141,693	15,122,452	15,088,089	14,904,106
Diluted EPS	(e)/(g)	$ 0.55	$ 0.64	$ 0.73	$ 0.70	$ 0.67	$ 0.60	$ 0.46	$ 0.58
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.71	$ 0.85	$ 0.97	$ 0.91	$ 0.87	$ 0.84	$ 0.89	$ 0.91

(1) Annualized.

27

PCB BANCORP

Non-GAAP Measures

The following table reconciles ROATCE to its most comparable GAAP measure:

($ in thousands)		1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	2022
Average Total Shareholders' Equity	(a)	$ 236,790	$ 239,448	$ 243,185	$ 251,477	$ 259,367	$ 292,135	$ 338,248	$ 334,832	$ 306,440
Less: Average Preferred Stock		0	0	0	0	0	28,872	69,141	69,141	42,053
Average TCE (Non-GAAP)	(b)	$ 236,790	$ 239,448	$ 243,185	$ 251,477	$ 259,367	$ 263,263	$ 269,107	$ 265,691	$ 264,387
Net Income	(c)	$ 8,560	$ 9,844	$ 11,023	$ 10,676	$ 10,240	$ 9,092	$ 6,953	$ 8,702	$ 34,987
ROAE (1)	(c)/(a)	14.66%	16.49%	17.98%	16.84%	16.01%	12.48%	8.16%	10.31%	11.42%
ROATCE (Non-GAAP)(1)	(c)/(b)	14.66%	16.49%	17.98%	16.84%	16.01%	13.85%	10.25%	12.99%	13.23%

The following table reconciles TCE per share and TCE to total assets to their most comparable GAAP measures:

($ in thousands, except per share data)		03/31/21	06/30/21	09/30/21	12/31/21	03/31/22	06/30/22	09/30/22	12/31/22
Total Shareholders' Equity	(a)	$ 240,263	$ 238,941	$ 247,598	$ 256,286	$ 261,058	$ 334,375	$ 332,719	$ 335,442
Less: Preferred Stock		0	0	0	0	0	69,141	69,141	69,141
TCE (Non-GAAP)	(b)	$ 240,263	$ 238,941	$ 247,598	$ 256,286	$ 261,058	$ 265,234	$ 263,578	$ 266,301
Outstanding Shares	(c)	15,468,242	14,854,315	14,841,626	14,865,825	14,944,663	14,956,760	14,853,140	14,625,474
Book Value Per Share	(a)/(c)	$ 15.53	$ 16.09	$ 16.68	$ 17.24	$ 17.47	$ 22.36	$ 22.40	$ 22.94
TCE Per Share (Non-GAAP)	(b)/(c)	$ 15.53	$ 16.09	$ 16.68	$ 17.24	$ 17.47	$ 17.73	$ 17.75	$ 18.21
Total Assets	(d)	$ 2,050,672	$ 2,060,003	$ 2,104,699	$ 2,149,735	$ 2,199,742	$ 2,344,560	$ 2,327,051	$ 2,420,036
Total Shareholders' Equity to Total Assets	(a)/(d)	11.72%	11.60%	11.76%	11.92%	11.87%	14.26%	14.30%	13.86%
TCE to Total Assets (Non-GAAP)	(b)/(d)	11.72%	11.60%	11.76%	11.92%	11.87%	11.31%	11.33%	11.00%

(1) Annualized.

28